SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 15, 2004

                        SERVICE CORPORATION INTERNATIONAL
             (Exact name of registrant as specified in its charter)

           Texas                        1-6402-1                74-1488375
(State or other jurisdiction        (Commission file        (I. R. S. employer
     of incorporation)                   number)          identification number)

    1929 Allen Parkway, Houston, Texas                           77019
 (Address of principal executive offices)                      (Zip code)

      Registrant's telephone numbers, including area code - (713) 522-5141


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Item 12. Results of Operations and Financial Condition.

      On March 15, 2004, Service Corporation International issued a press release disclosing its financial results for the fourth quarter and full year of 2003. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.


      The attached Exhibit 99.1 is not filed, but is furnished to comply with Regulation FD. The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the
Securities   Exchange  Act  of  1934,  as  amended  (the  "Exchange   Act"),  or
incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

March 15, 2004                                 SERVICE CORPORATION INTERNATIONAL

                                               By: /s/ Eric D. Tanzberger
                                                   -----------------------------
                                                   Eric D. Tanzberger
                                                   Vice President and
                                                   Corporate Controller


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                                  Exhibit Index

Exhibit Number    Description
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99.1              Press  release,  dated  March  15,  2004,  issued  by  Service
                  Corporation International
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